Exhibit 99.1

WESTERN URANIUM CORPORATION

INCENTIVE STOCK OPTION PLAN

(Rolling 10%)

1.            Purpose

1.01        The purpose of the Incentive Stock Option Plan (the "Plan") is to promote the profitability and growth of WESTERN URANIUM CORPORATION (the "Company") by facilitating the efforts of the Company and its subsidiaries to obtain and retain key individuals. The Plan provides an incentive for and encourages ownership of the Company's shares by its key individuals so that they may increase their stake in the Company and benefit from increases in the value of the Company's shares.

2.            Administration

2.01        The Plan will be administered by the Company's Board of Directors (the "Board").

2.02        The Board will be authorized, subject to the provisions of the Plan, to adopt such rules and regulations as it deems consistent with the Plan's provisions and, in its sole discretion, to designate options ("Options") to purchase shares of the Company pursuant to the Plan. The Board may authorize one or more individuals of the Company to execute, deliver and receive documents on behalf of the Board.

3.            Eligibility

3.01        Each person (an “Optionee”) who is a “Consultant”, “Director”, “Employee” or a “Management Company Employee” in relation to the Company (as those terms are defined in the policies of the Exchange), “Incentive Stock Options”, of the Canadian Stock Exchange (the “Exchange”)) is eligible to be granted one or more Options. Notwithstanding the above, such Consultants, Directors, Employees or Management Company Employees may only be granted Options if they are bona fide Consultants, Employees, Directors or Management Company Employees, as the case may be.

3.02        Nothing in the Plan or in any Option shall confer any right on any individual to continue in the employ of or association with the Company or its subsidiaries or will interfere in any way with the right of the Company or subsidiaries to terminate at any time the employment of a person who is an Optionee.

4.            Shares Subject to Option

4.01        The shares to be optioned under the Plan will be authorized but unissued Common Shares ("Shares") of the Company.

4.02        The aggregate number of Shares for which Options may be granted will not exceed 10% of the issued and outstanding common share capital at the time that an Option is granted, subject to adjustment under Section 11 below.

4.03        The aggregate number of Shares for which Options may be granted to any one Optionee shall not exceed 10 % of the issued and outstanding share capital of the Company in any 12 month period, subject to adjustment under Section 11 hereof.

4.04        Shares subject to but not issued or delivered under an Option which expires or terminates shall again be available for option under the Plan.

4.05        The number of Shares under Option to any Consultant in any 12 month period shall not exceed 2% of the issued and outstanding common share capital of the Company, as calculated on the date that the Option is granted.

4.06        The number of Shares under Option to Employees conducting Investor Relations Activities (as defined in the applicable policies of the Exchange) in any 12 month period shall not exceed an aggregate of 2% of the issued and outstanding common share capital of the Company, as calculated on the date that the Option is granted.

4.07        The number of Shares under Option to Consultants conducting Investor Relations Activities must vest in stages over a 12 month period, with no more than 25% of the Shares vesting in any three month period.

4.08        A four-month hold period on all stock options is imposed from the date of grant.

4.09 Disinterested shareholder approval must be obtained for any grant of Options to Insiders (as that term is defined under the policies of the Exchange), within a 12 month period, of a number of options exceeding 10% of the issued share capital of the Company.

5.            Granting of Options

5.01        The Board may from time to time at its discretion, subject to the provisions of the Plan, determine those eligible individuals to whom Options will be granted, the number of Shares subject to such Options, the dates on which such Options are to be granted and the term of such Options.

5.02        The Board may, at its discretion, with respect to any Option, impose additional terms and conditions which are more restrictive on the Optionee than those provided for in the Plan.

5.03        Each Option will be evidenced by:

(a)	a written agreement between, and executed by, the Company and the individual containing terms and conditions established by the Board with respect to such Option and will be consistent with the provisions of the Plan; or

(b)	a certificate executed by the Company and delivered to the Optionee setting out the material terms of the Option, with a copy of this Plan attached thereto.

6.            Option Price

6.01        The price per Share at which Shares may be purchased upon the exercise of an Option (the "Option Price") shall not be less than the most recent share issuance price.

6.02        The Option Price must be paid in full at the time of exercise of the Option and no Shares will be issued and delivered until full payment is made.

6.03        An Optionee will not be deemed the holder of any Shares subject to his Option until the Shares are delivered to him.

7.            Term of Option

7.01        The maximum term of any Option will be five years.

8.            Transferability of Options

8.01        An Option may not be assigned or transferred. During the lifetime of an Optionee, the Option may be exercised only by the Optionee.

9.            Termination of Employment

9.01        An Option granted to a person who is a Director, Employee, Consultant or Management Company Employee shall terminate no longer than 90 days after such person ceases to be in at least one of those categories.

9.02        An Option granted to a person who is engaged in Investor Relations Activities shall terminate no longer than 30 days after such person ceases to be employed to provide Investor Relations Activities.

9.03        The Company shall be under no obligation to give an Optionee notice of termination of an Option.

10.          Death

10.01      Notwithstanding any other provision of this Plan, if any Optionee shall die holding an Option which has not been fully exercised, his personal representative, heirs or legatees may, at any time within one year after the date of such death (notwithstanding the normal expiry date of the Option under the provisions of Section 7 hereof) exercise the Option with respect to the unexercised balance of the Shares subject to the Option.

11.          Changes in Shares

11.01      In the event the authorized common share capital of the Company as constituted on the date that this Plan comes into effect is consolidated into a lesser number of Shares or subdivided into a greater number of Shares, the number of Shares for which Options are outstanding will be decreased or increased proportionately as the case may be and the Option Price will be adjusted accordingly and the Optionees will have the benefit of any stock dividend declared during the period within which the said Optionee held his Option. Should the Company amalgamate or merge with any other company or companies (the right to do so being hereby expressly reserved) whether by way of arrangement, sale of assets and undertakings or otherwise, then and in each such case the number of shares of the resulting corporation to which an Option relates will be determined as if the Option had been fully exercised prior to the effective date of the amalgamation or merger and the Option Price will be correspondingly increased or decreased, as applicable.

12.          Cancellation Options

12.01      The Board may, with the consent of the Optionee, cancel an existing Option, in accordance with the policies of the Exchange.

13.          Amendment or Discontinuance

13.01      The Board may alter, suspend or discontinue the Plan, but may not, without the approval of the shareholders of the Company, make any alteration which would:

(a)	increase the aggregate number of Shares subject to Option under the Plan except as provided in Section 11; or

(b)	decrease the Option Price except as provided in Section 11. Notwithstanding the foregoing, the terms of an existing Option may not be altered, suspended or discontinued without the consent in writing of the Optionee.

13.02      If the Option Price of an Option is reduced at any time when the Optionee is an Insider of the Company, the approval of the disinterested shareholders must be obtained prior to the exercise of such Option at the reduced Option Price.

14.           Interpretation

14.01      The Plan will be construed according to the laws of the Province of Ontario.

15.          Liability

15.01      No director, officer or employee of the Company will be personally liable for any act taken or omitted in good faith in connection with the Plan.